EXHIBIT 10.4

AMERICAN MOLD GUARD, INC.

DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

THIS DIRECTOR RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), is made, effective as of the          day of             , 200   (hereinafter the “Date of Grant”), between American Mold Guard, Inc., a California corporation (the “Company”), and              (the “Director”).

R E C I T A L S:

WHEREAS, the Company has adopted the American Mold Guard, Inc. Equity Incentive Plan (the “Plan”), pursuant to which awards of restricted shares of the Company’s Common Stock may be granted to persons including members of the Board of Directors of the Company (the “Board “); and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to grant the restricted stock award provided for herein (the “Restricted Stock Award “) to the Director in connection with the Director’s services to the Company, such grant to be subject to the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Director and his legal representative in respect of any questions arising under the Plan or this Agreement.

2. Grant of Restricted Stock Award. The Company hereby grants on the Date of Grant to the Director a Restricted Stock Award consisting of shares of Common Stock (hereinafter called the “Restricted Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. The Restricted Shares shall vest in accordance with Section 3(a) hereof.

3. Terms and Conditions.

(a) Vesting. Except as otherwise provided in the Plan and this Agreement, and contingent upon the Director’s continued membership on the Board, one hundred percent (100%) of the Restricted Shares shall vest and become non-forfeitable on the first anniversary of the Award Date (such anniversary, the “Vesting Date”).

(b) Taxes. The Director shall pay to the Company promptly upon request, and in any event at the time the Director recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes, if any, the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made in the form of cash.

(c) Certificates. Certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in the Director’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to, in the case of any particular Restricted Shares, the applicable Vesting Date. As a condition to the receipt of this Restricted Stock Award, the Director shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Shares.

(d) Effect of Termination of Services.

(i) Except as provided in subsection (ii) of this Section 3(d), unvested Restricted Shares shall be forfeited without consideration by the Director at any time prior to the Vesting Date upon the Director’s cessation of Board membership.

(ii) Upon the Director’s cessation of Board membership due to death or disability, any remaining unvested Restricted Shares shall vest on the date of such termination.

(e) Rights as a Stockholder; Dividends. The Director shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 3(d) hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to the Director, without interest, only when, and if, such Restricted Shares shall become vested. As soon as practicable following the vesting of any Restricted Shares, certificates for such vested Restricted Shares and any cash dividends or in-kind dividends credited to the Director’s account with respect to such Restricted Shares shall be delivered to the Director or the Director’s beneficiary along with the stock power relating thereto.

(f) Restrictive Legend. The stock certificates for the Restricted Shares shall be endorsed with one or more of the following restrictive legends and any legend required to be placed thereon by the applicable blue sky laws of any state:

“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a “no action” letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer.”

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE AMERICAN MOLD GUARD EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF 200 , BETWEEN AMERICAN MOLD GUARD, INC. AND [NAME OF DIRECTOR]. A COPY OF SUCH PLAN AND AGREEMENT IS ON FILE AT THE OFFICES OF AMERICAN MOLD GUARD, INC.

(g) Transferability. The Restricted Shares may not at any time prior to the Vesting Date (as to any particular Restricted Share) be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Director and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

4. Securities Law Compliance.

(a) Restricted Securities. The Restricted Shares have not been registered under the 1933 Act and are being issued to the Director in reliance upon the exemption from such registration provided by Section 4(2) of the 1933 Act. The Director hereby confirms that he has been informed that the Restricted Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Restricted Shares are first registered under the Federal securities laws or unless an exemption from such a registration is available. Accordingly, the Director hereby acknowledges that he is prepared to hold the Restricted Shares for an indefinite period and that he is aware that SEC Rule 144 promulgated under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Restricted Shares from the registration requirements of the 1933 Act.

(b) Representations and Warranties of the Director. The Director hereby represents and warrants that:

(i) The Restricted shares are being acquired for investment purposes only for the Director’s own account, and not as a nominee or agent, and not with a view to the resale or distribution of all or any part of the Restricted Shares. The Director is prepared to hold the Restricted Shares for an indefinite period and has no present intention of selling, granting any participating interest in, or otherwise distributing any of the Restricted Shares. The Director does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participating interest in, any of the Restricted Shares.

(ii) The Director has a preexisting personal or business relationship with either the Company or certain Board members or officers of the company which is of a nature and duration sufficient to make the Director aware of the character, business acumen and general business and financial circumstances of the company and/or such Board members or officers. In addition, the Director has been furnished with, and has had access to, such information concerning the Company’s business, management and financial condition as he considers necessary or appropriate for deciding whether to invest in the Restricted Shares, and the Director has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Restricted Shares.

(iii) The Director is able to fend for himself in the transactions contemplated by this Agreement, can bear the economic risk of investment in the Restricted Shares and has such knowledge and experience in financial or business matters to be capable of evaluating the merits and risks of the investment in the Restricted Shares. The Director is fully aware of (i) the speculative nature of the investment in the Restricted Shares; (ii) the financial risk involved; (iii) the lack of liquidity for the Restricted Shares and (iv) the transfer restrictions and forfeiture requirements applicable to the Restricted Shares.

5. Disposition of Restricted Shares. The Director shall make no disposition of the Restricted Shares unless and until there is compliance with all of the following requirements:

(i) The Director shall have provided the Company with a written summary of the terms and conditions of the proposed disposition.

(ii) The Director shall have provided the Company with written assurances, in form and substance satisfactory to the company, that (a) the proposed disposition does not require registration of the Restricted Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken. The Company shall not be required (i) to transfer on its books any Restricted Shares which have been sold or transferred in violation of the provisions of this Agreement OR (ii) to treat as the owner of the Restricted Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Restricted Shares have been transferred in contravention of this agreement.

6. Special Tax Election.

(a) Section 83(b) Election. Under Internal Revenue Code (the “Code”) Section 83, the excess of the fair market value of the Restricted Shares on the date any forfeiture restrictions applicable to such shares lapse over the purchase price paid for such shares will be reportable as ordinary income on the lapse date. The Director may elect under Code Section 83(b) to be taxed at the time the Restricted Shares are acquired, rather than when and as such Restricted Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Restricted Shares on the date of this Agreement equals the purchase price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE DIRECTOR UNDERSTANDS THAT FAILURE TO MAKE THE CODE SECTION 83(b) ELECTION FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

(b) FILING RESPONSIBILITY. THE DIRECTOR ACKNOWLEDGES THAT IT IS HIS SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF THE DIRECTOR REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

7. Miscellaneous.

(a) Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing and shall be deemed to have been duly given when actually received or, if mailed, three days after mailing by registered or certified mail, return receipt requested, or one business day after mailing by a nationally recognized express mail delivery service with instructions for next-day delivery, to those persons listed below at their following respective addresses or at such other address or person’s attention as each may specify by notice to the others:

To the Company:

American Mold Guard, Inc.

30200 Rancho Viejo Road, Suite G

San Juan Capistrano, California 92675 10019

Attention: John W. Martin, General Counsel

To the Director:

The most recent address for the Director in the records of the Company. The Director hereby agrees to promptly provide the Company with written notice of any change in the Director’s address for so long as this Agreement remains in effect.

(b) Bound by Plan. By signing this Agreement, the Director acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(c) Beneficiary. The Director may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Director, the executor or administrator of the Director’s estate shall be deemed to be the Director’s beneficiary.

(d) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Director and the beneficiaries, executors, administrators, heirs and successors of the Director.

(e) Entire Agreement. This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(f) GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED WITHIN THAT STATE. ANY ACTION TO ENFORCE THIS AGREEMENT MUST BE BROUGHT IN A COURT SITUATED IN, AND THE PARTIES HEREBY

CONSENT TO THE JURISDICTION OF, COURTS SITUATED IN ORANGE COUNTY, CALIFORNIA. EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.

(g) JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

(h) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(i) Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

AMERICAN MOLD GUARD, INC.

By:
Thomas Blakeley
Title:	President

STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                     ,              shares of Common Stock of American Mold Guard, Inc., a California corporation, issued pursuant to a Director Restricted Stock Award Agreement between American Mold Guard, Inc. and the undersigned, dated                     , 200  , and standing in the name of the undersigned on the books of said corporation, represented by Certificate No.             , and does hereby irrevocably constitute and appoint American Mold Guard, Inc. as the undersigned’s true and lawful attorney, for it and in its name and stead, to sell, assign and transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated: